Rule 497(d)

                                  FT 383

                   e-Infrastructure FlexPortfolio Series
                  Fiber Optics FlexPortfolio Series
               Genomics & Proteomics FlexPortfolio Series
                  Global Technology FlexPortfolio Series
              Software Innovations 2000 FlexPortfolio Series
                World Wide Wireless FlexPortfolio Series

            Supplement to the Prospectus dated March 7, 2000

Notwithstanding anything to the contrary in the Prospectus, in no event will the maximum Sponsor retention exceed 5.50% of the Public Offering Price per Unit for the Genomics & Proteomics FlexPortfolio Series.

April 3, 2000